Exhibit 99.1

rgan Healthcare Conference Richard Gonzalez Chairman and Chief Executive Officer January 12, 2021

Forward-Looking Statements and Non-GAAP Financial information

Some statements in this presentation are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the failure to realize the expected benefits of AbbVie's acquisition of Allergan or to promptly and effectively integrate Allergan's business, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's operations is set forth in Item 1A, "Risk Factors," of AbbVie's 2019 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its Quarterly Reports on Form 10-Q and in other documents that AbbVie subsequently files with the Securities and Exchange Commission that update, supplement or supersede such information. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

This presentation contains GAAP and certain non-GAAP financial measures. Non-GAAP financial measures are adjusted for certain non-cash items and for factors that are unusual or unpredictable, and exclude those costs, expenses and other specified items presented in AbbVie's reconciliation tables. AbbVie's management believes non-GAAP financial measures provide useful information to investors regarding AbbVie's results of operations and assist management, analysts and investors in evaluating the performance of the business. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are available in the appendix to this presentation and on the company's website at www.abbvieinvestor.com.

Today's discussions and presentation are intended for the investor community only; materials are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions.

abbvie Not for promotional use J.P. Morgan Healthcare Conference | January 12, 2021 2

AbbVie is a Diversified Biopharmaceutical Company Well-Positioned for Sustainable Growth Strong Leadership Positions in Attractive Growth Markets ImmunologyHematologic Oncology NeuroscienceAllergan Aesthetics

Broad Portfolio and Pipeline of Attractive, Durable Growth Assets Large, Diverse On-Market Portfolio and Robust Pipeline of Novel Therapies Will Drive Return to Revenue Growth in 2024 Continued strong top-line growth expected leading up to U.S. Humira LOE event in 2023 Expect total company sales to decline in 2023 following U.S. Humira LOE Quickly return to growth following U.S. Humira LOE, with modest top-line growth expected in 2024 Expect rapid return to strong top-line growth in 2025, with high-single digit CAGR through remainder of decade

Compelling Capital Allocation Philosophy, Balanced Between Supporting Growth and Returning Capital to Shareholders Strong operating cash flow to support investments for growth, return of cash to shareholders and rapid debt repayment Continued R&D investment in promising, innovative science across each of our therapeutic categories, as well as capacity to pursue additional mid-to-late stage pipeline assets to augment the internal pipeline Supports a robust and growing dividend

Consistently Delivered Top-Tier Performance Met or Exceeded Key Financial Goals Since Becoming Independent Company Adjusted Net Revenue +13.5% +18.8% Delivered Top-Tier Shareholder Return Total Shareholder Return Since Inception*** +342% Since Inception +225% Increase in Quarterly Dividend Since Inception in 2013** *Based on midpoint of 2020 revenue and adjusted EPS guidance provided on 3Q20 earnings call. **Based on company’s quarterly cash dividend ($1.30 per share) beginning with the dividend payable on February 16, 2021 to shareholders of record as of January 15, 2021. ***Total shareholder return January 1, 2013 through January 11, 2021.

Best-in-Class Medicines and Innovative Pipeline Position AbbVie for Sustained Leadership in Immunology Currently ApprovedUnder Regulatory Review Early-Stage Immunology Programs Focused on Novel Therapies to Improve Clinical Performance Across Rheumatology, Dermatology and Gastroenterology

Adding new indications in 2021-2025 timeframe and ramping to peak share 2025-2030, both Rinvoq and Skyrizi expected to peak in early 2030s Based on the launch trajectory in their initial indications and the robust Phase 3 data in >$15.0B Expected Combined Risk-Adjusted Global Sales $1B IBD $1B follow-on indications, we now expect combined risk-adjusted global sales of >$15 billion for Rinvoq and Skyrizi in 2025 International markets expected to contribute nearly $4 billion in risk-adjusted sales in 2025 Skyrizi >$7.0B $1.5B IBD $5.5B PsO & PsA SpA $2B AD Rinvoq >$8.0B

First-in-class BTK inhibitor has transformed treatment paradigm; Gold standard in CLL and the preferred treatment for MCL and WM Most comprehensive efficacy and safety data in the BTK inhibitor class, with six positive Phase 3 CLL studies demonstrating superiority over all standard-of-care chemotherapy-based regimens First-in-class Bcl-2 inhibitor with 5 FDA Breakthrough Therapy designations and 4 approved indications across CLL and AML populations Potential to become a foundational therapy in multiple hematologic malignancies, allowing patients to achieve more durable, deeper responses, including the option for some patients to stop treatment Approved Indication In Ph3 Development

Apoptosis & Regulated Cell Death Tumor Targeting Novel Immuno-Oncology First and best-in-class assets in apoptosis that will expand into solid tumors Superior bispecifics and conjugates for both heme and solid tumors Novel assets that restore T-cell killing activity in the tumor microenvironment

$5 Billion Portfolio with Opportunity for Significant Growth Migraine Psychiatry Market leading migraine portfolio with options for every patient across the migraine spectrum Botox Therapeutic approved for chronic migraine prevention Ubrelvy approved for acute treatment of migraine attacks Atogepant recently completed Phase 3 for episodic migraine prevention Aspire for industry leadership in mood, anxiety and thought disorders with high unmet need Vraylar approved for schizophrenia, bipolar I disorder, bipolar depression Vraylar nearing completion of Phase 3 in adjunctive major depressive disorder Neuro-Degeneration Neuro-Rehabilitation/Protection Advance a transformative pipeline for Alzheimer’s and Parkinson’s diseases Duopa approved and ABBV-951 nearing completion of registrational trials in advanced PD ABBV-8E12, AL002, AL003 & ABBV-0805 in early-stage development for AD and PD disease modification Sustain leadership in spasticity & movement disorders and explore neuro-restoration approaches in MS, Stroke, SCI Botox Therapeutic approved in spasticity and certain movement disorders Elezanumab in early-stage development for MS, stroke and spinal cord injury

Migraine Portfolio

Building a Leading Portfolio with Options for Every Patient Across the Migraine Spectrum

U.S. Migraine Market



1-3 Migraine Days / Month
14.1M patients
4-7 Migraine Days
8.5M patients
8-14 Migraine Days
5.6M patients
15+ Days
3.3M patients
Prevention Therapies
Acute Treatment
BOTOX
Atogepant
UBRELVY
(ubrogepant) tablets

Acute Migraine Treatment

- Market dominated by triptans, but ~40% of patients discontinue due to lack of efficacy and ~25% discontinue use due to side effects
- $1Bn market in the U.S. today, expected to growth to $3Bn by 2025
- Based on competitive profile and strong launch, we believe **Ubrelvy represents a $1Bn+ peak sales opportunity**

Prevention Treatment for Migraine

- Migraine prevention market in the U.S. estimated at ~$2Bn today, expected to grow to nearly $6Bn by 2025
- **Episodic Migraine (fewer than 15 migraine days per month)** represents ~90% of the market, with the more debilitating **Chronic Migraine (15 or more migraine days per month)** representing 10%
- **Botox Therapeutic** is a unique foundational prevention treatment for people living with chronic migraine and expect to remain an important treatment option despite new competition
- As an efficacious oral option with favorable side effect and safety profile, we believe **atogepant will be a competitive agent in episodic migraine and has the potential to provide $1Bn+ in peak sales**

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Vraylar

A Versatile Atypical Antipsychotic With Compelling Benefit:Risk Profile

Vraylar provides strong efficacy across multiple symptoms, with minimal impact on weight, lipids and fasting blood glucose

Atypical antipsychotics that treat multiple symptoms receive a greater share of the atypical market

Approved Adult Indications	Branded						Generics					
	Vraylar	Saphris	Fanapt	Latuda	REXULTI brexpiprazole	CAPLYTA	Seroquel	ABILIFY (aripiprazole)	Risperdal	INVEGA PALIPERIDONE	Zyprexa	GEODON
Schizophrenia	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Bipolar Manic/Mixed	✓	✓					✓	✓	✓		✓	✓
Bipolar Depression	✓			✓			✓					
Adjunctive MDD	Ph3 Ongoing				✓		✓	✓				
Market Share[1]	2%	<1%	<1%	4%	2%	<1%	36%	21%	16%	3%	13%	3%

Expect Vraylar Peak Sales to Approach $4 Billion with Current Approved Indications

1) Market share figures include all brands in a given family. Source: IQVIA; Evaluate pharma; AbbVie estimates.

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Leadership Positions in the U.S. Across All Areas #1#1#1#1#1 66% Market Share 46% Market Share 67% Market Share 54% Market Share 51% Market Share New Product Introduction, Global Expansion and Increasing Penetration Will Drive Significant Growth for Aesthetics Business

Developing Innovative Procedures to Drive Advancement of Aesthetics Medicine Advance and Accelerate Pipeline Drive Next-Generation Technologies Lead Industry in Digital Technologies Indication Expansion: 10 active programs across on-market franchises Geographic Expansion: Expanding global footprint to bring development programs to major global markets Business Development: Strengthening our core franchises and addressing areas of unmet need Toxins: Developing a portfolio of novel neurotoxins and improved formulations Fillers: Developing bio-stimulatory and regenerative fillers with improved performance properties Body Contouring: Building platforms to reduce treatment time and address areas of highest unmet need Developing innovative digital endpoints using AI and machine learning for more predictable assessments in clinical trials Enabling clinical grade remote image/video capture to provide a patient-centric format and move towards virtual clinical trials Developing scientifically valid assessments of changes in skin biology and skin quality by leveraging the latest technological advancements Enhancing digital products and services for patients and provider through Allē platform Allergan Aesthetics has a Broad Pipeline With More Than 35 Active Programs

As of January 12, 2021

AbbVie R&D Pipeline

Phase 1

- ABBV-157 (RORγT) PsO
- ABBV-022 (IL-22) UC
- ABBV-151 (GARP+TGFβ1) Solid Tumors
- ABBV-155 (BCL-xL ADC) Solid Tumors
- ABBV-181 (PD-1) Solid Tumors
- ABBV-184 (Survivin-CD3) AML, NSCLC
- ABBV-368 (OX40) Solid Tumors
- ABBV-467 (MCL) Heme Tumors
- ABBV-621 (TRAIL) Solid/Heme Tumors
- ABBV-744 (BET) AML, MF
- Mivebresib (BET) MF
- ABBV-927 (CD40) Solid Tumors
- ABBV-647 (PTK7 ADC) NSCLC
- ABBV-011 (SEZ6 ADC) SCLC
- Venclexta (Bcl-2) ALL
- CCW702 (CD3-PSMA) Prostate Cancer
- CLBR001/SWI019 (sCAR-T) Heme Tumors
- GEN1044 (CD3x5T4) Solid Tumors
- GEN3009 (CD37) Heme Tumors
- JAB-3068 / JAB-3312 (SHP2) Solid Tumors
- HPN-217 (CD3-BCMA) MM
- TNB-383B (CD3-BCMA) MM
- TTX-030 (CD39) Solid Tumors
- ABBV-IMAB-TJC4 (CD47) Heme/Solid Tumors
- ABBV-0805 (α-Synuclein) PD
- AL003 (CD33) AD
- AGN-231868 (Chemokine) Dry Eye
- AGN-242428 (RoRγ) Dry Eye
- AGN-241622 (Alpha2) Presbyopia
- ABBV-4083 (TylAMac) Filarial Diseases
- CF Triple Combo (CFTR-C1/CFTR-C2/CFTR-P)
- ABBV-1882 HIV

Phase 2

- ABBV-154 (TNF-Steroid ADC) RA
- Rinvoq (JAK 1) HS
- Skyrizi (IL-23) HS
- ABBV-599 (BTK/JAK) SLE
- Ravagalimab (CD40) UC
- ALPN-101 (ICOS/CD28) SLE
- Teliso-V (cMet ADC) NSCLC
- Solid/Heme Tumors
- ABBV-8E12 (Tau) AD
- Elezanumab (RGMa) MS
- Elezanumab (RGMa) Stroke
- Elezanumab (RGMa) SCI
- AL002 (TREM2) AD
- BoNTE (SNARE) Glabellar Lines
- Botox (SNARE) Platysma Prominence
- Abicipar (VEGF-A) DME
- Armour Thyroid (T3T4) Hypothyroidism
- AGN-151607 (SNARE) Afib

Registrational / Phase 3

- Rinvoq (JAK 1) CD
- Rinvoq (JAK 1) UC
- Rinvoq (JAK 1) GCA
- Rinvoq (JAK 1) nr-Axial SpA
- Skyrizi (IL-23) CD
- Skyrizi (IL-23) UC
- Skyrizi (IL-23) PsA
- Imbruvica (BTK) 1L FL
- Imbruvica (BTK) 1L MCL
- Imbruvica (BTK) R/R MCL
- Imbruvica (BTK) R/R FL/MZL
- Imbruvica (BTK) 1L CLL
- Venclexta (BCL-2) 1L CLL
- Venclexta (BCL-2) AML Maintenance
- Venclexta (BCL-2) R/R MM t(11;14)
- Venclexta (BCL-2): MDS
- Navitoclax (BCL-2/BCL-xL) Myelofibrosis
- Epcoritamab (CD3xCD20): R/R DLBCL
- Veliparib (PARP) BRCA Breast Cancer
- Veliparib (PARP) 1L Ovarian Cancer
- ABBV-951 (dopamine receptor) PD
- Atogepant (CGRP) Migraine Prophylaxis
- Vraylar (D2,5-HT1A, 5-HT2A) aMDD
- Botox (SNARE) Masseter Prominence
- NivobotulinumtoxinA (SNARE) Facial Lines
- HArmonyCa (HA-CaHA) Dermal Filler*
- AGN-190584 (Muscarinic) Presbyopia
- Elagolix + Hormonal Add-Back (GnRH) EM
- Aztreonam/Avibactam (PBP3) Infection

Submitted

- Rinvoq (JAK 1) PsA
- Rinvoq (JAK 1) AD
- Rinvoq (JAK 1) AS

Legend: Immunology; Oncology; Neuroscience; Aesthetics; Eye Care; Targeted Investment

*Pivotal study planning in progress for HArmonyCA in U.S.

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Anticipated Key Pipeline Events

AbbVie: A Unique Investment Opportunity Poised for Continued Strong Shareholder Returns Portfolio of leading brands in attractive and sustainable markets Pipeline of innovative, highly differentiated assets to address significant unmet needs, with potential to drive significant growth Compelling capital allocation philosophy balanced, between supporting growth and returning capital to shareholders Track record of strong execution, consistently meeting or exceeding financial commitments to deliver industry leading financial performance A unique investment vehicle, offering top-tier revenue and EPS growth, significant cash flow and strong return of capital to shareholders

[LOGO]

GAAP to Non-GAAP Reconciliations Diluted earnings per share 20132014201520162017201820192020E As reported (GAAP)$2.56$1.10$3.13$3.63$3.30$3.66$5.28$3.90 Adjusted for specified items: Other0.040.050.130.220.310.31(0.58)(0.10) As adjusted (non-GAAP)$3.14$3.32$4.29$4.82$5.60$7.91$8.94$10.48 Acquisition related costs primarily include intangible asset amortization, changes in the fair value of contingent consideration, and transaction, financing, and integration costs associated with acquisitions as well as amortization of acquisition date fair value step-up for inventory. Separation costs are expenses related to the separation of AbbVie from Abbott. Acquired in-process R&D, milestones and other R&D expenses primarily consist of upfront and milestone payments associated with R&D collaborations and licensing arrangements. Other primarily includes charges and resolutions of litigation matters, restructuring charges associated with streamlining global operations, tax audit settlements, charitable contributions, and the Reata divestiture. Net revenues Adjusted net revenues exclude other revenue of $81 million in 2014, $40 million in 2015, $78 million in 2016, $20 million in 2018 and $20 million in 2020. Other revenue primarily represents collaboration milestone revenue and prior period royalty revenue. Note: 2020E reflects the company’s current guidance as of the date of this presentation.

AbbVie's Partnered Assets

- Skyrizi developed in cooperation with Boehringer Ingelheim
- Imbruvica jointly developed and commercialized with Janssen Biotech
- Venclexta developed by AbbVie and Roche, commercialized by AbbVie and Genentech, a member of the Roche Group
- Epcoritamab, GEN1044 and GEN3009 jointly developed with Genmab
- Elagolix developed in cooperation with Neurocrine Biosciences
- ALPN-101 developed by Alpine through Phase 2 and AbbVie holds option for additional development and commercialization
- ABBV-CX-2029 developed in cooperation with CytomX Therapeutics
- ABBV-8E12 developed in cooperation with C_2N Diagnostics
- AL002/AL003 developed by Alector through Phase 2 and AbbVie holds option for additional development and commercialization
- ABBV-157 developed in cooperation with Inventiva
- ABBV-151 developed in cooperation with Argenx
- ABBV-621 (Eftoza) developed in cooperation with Apogenix
- ABBV-647 developed in cooperation with Pfizer
- CCW702 / CLBR001 / SWI019 developed by Calibr in a first-in-patient trial and AbbVie holds option to license the program
- JAB-3068 / JAB-3312 developed in cooperation with Jacobio
- HPN-217 developed by Harpoon through Phase 1/2 and AbbVie holds option for additional development and commercialization
- TNB-383B developed by TeneoOne through Phase 1 and AbbVie holds exclusive right to acquire TeneoOne
- TTX-030 developed by Trishula Therapeutics through Phase 1b and AbbVie has option to lead global development and commercialization
- ABBV-IMAB-TJC4 (CD47) developed in cooperation with I-Mab
- ABBV-0805 developed in cooperation with BioArctic

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